Exhibit 99.1
Subject to Federal Rule of Evidence 408
For Purpose of Settlement Discussions Only
Global Settlement Outline for Certain Claims
Between and Relating to Calpine U.S. and Calpine Canada
     This Global Settlement Outline (“Settlement Outline”) contains certain of the material terms, subject to negotiation and execution of acceptable definitive documentation, of a settlement (the “Settlement Agreement”) of various claims by and between:
     1. Calpine Corporation (“CORPX”) and its U.S. subsidiaries (collectively with CORPX, “Calpine U.S.” and CORPX, collectively with those of its U.S. subsidiaries that are debtors, the “U.S. Debtors,” in proceedings pending under Chapter 11 of the United States Bankruptcy Code (the “U.S. Proceedings”) in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”)); and
     2. Calpine Canada Energy Ltd. (“CCEL”) and its Canadian subsidiaries or affiliates that are Applicants or CCAA Parties (as defined therein) (collectively, the “Canadian Debtors”) in the proceedings under the Companies’ Creditors Arrangement Act (the “CCAA Proceedings”) in the Court of Queen’s Bench of Alberta (the “Canadian Court”).
     In addition, this Settlement Outline:
     1. Is designed to incorporate that certain Preliminary Settlement Outline Dated as of April 13, 2007, Regarding Claims Held by Members of Ad Hoc ULC1 Noteholders Committee (the “ULC1 Settlement”), attached hereto as Exhibit C, which provides for the resolution of the claims of HSBC Bank USA, National Association (the “ULC1 Indenture Trustee”), as successor indenture trustee under the Amended and Restated Indenture dated as of October 16, 2001 (the “ULC1 Indenture”), on behalf of all holders of Senior Notes issued by Calpine Canada Energy Finance ULC (“ULC1”) (the “ULC1 Senior Notes” and the “ULC1 Noteholders”); and
     2. Provides for the treatment of the claims of certain other creditors of the U.S. Debtors and the Canadian Debtors including, Manufacturers and Traders Trust Company (the “ULC2 Indenture Trustee”), as successor indenture trustee under the Indenture dated as of October 18, 2001, as thereafter amended and supplemented (the “ULC2 Indenture”), on behalf of all holders of Senior Notes issued by Calpine Canada Energy Finance II ULC (“ULC2”) (the “ULC2 Senior Notes” and the “ULC2 Noteholders”).
     Ernst & Young Inc., the Monitor appointed pursuant to the terms of the December 20, 2005, Initial Order of the Canadian Court, which has participated in the negotiation of the Settlement Outline, will recommend its approval to the Canadian Court.
     This Settlement Outline is non binding and creates no enforceable obligations. This Settlement Outline has been prepared for purposes of settlement discussions only and is subject to the provisions of Rule 408 of the U.S. Federal Rules of Evidence and other similar applicable

Subject to Federal Rule of Evidence 408
For Purpose of Settlement Discussions Only
rules under U.S. federal and state law, and Canadian federal and provincial law. The transactions contemplated by this Settlement Outline are subject to the conditions set forth herein, to be set forth in acceptable definitive documentation to be negotiated and executed by the parties, and subject to the approval of the Settlement Agreement by the Canadian Court and the U.S. Bankruptcy Court (“Approval”) pursuant to orders, in form and substance acceptable to the parties (“Approval Orders”), in respect of which the applicable appeal periods have expired without an appeal having been filed, or if an appeal has been filed, which orders have been affirmed by final orders not subject to further appeal or review (“Final Orders”); provided, however, that the condition that the Approval Orders become Final Orders may be waived for the purposes of the Settlement Agreement on the consent of both the U.S. and Canadian Debtors. The U.S. Debtors and the Canadian Debtors may request that the U.S. Bankruptcy Court and the Canadian Court consider the approval of the Settlement Agreement at a joint hearing to be conducted pursuant to the terms of the Court-to-Court Protocol previously approved by both Courts. The Settlement Agreement shall be effective on the first business day after both Approval Orders have become Final Orders (or the requirement that the Approval Orders become Final Orders has been waived by the U.S. and the Canadian Debtors), and the other conditions outlined herein and to be delineated with greater specificity in the Settlement Agreement have been satisfied or waived in writing by the parties (the “Effective Date”).
Unless otherwise stated, dollar amounts referred to herein are expressed in United States Dollars.
A. Mutual Release of Claims
     In furtherance of the settlements described below, the Approval Orders of the U.S. Bankruptcy Court and the Canadian Court shall each order and declare that upon the Effective Date, and except as otherwise specifically provided in this Settlement Outline (such as, for example, with respect to the claims in Exhibits D and E hereto): (a) the Canadian Debtors, for themselves, their successors, assigns, any affiliates under the Canadian Debtors’ control (“Canadian Affiliates”), and anyone (including without limitation creditors of the Canadian Debtors) claiming through them (each in their capacity as such) shall irrevocably, fully, finally, and forever waive, release, and discharge any and all claims against all of the entities constituting Calpine U.S. and their successors, assigns, affiliates (other than the Canadian Debtors and Canadian Affiliates) and estates, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, and all claims filed by the Canadian Debtors in the U.S. Proceedings (including, without limitation, those claims listed on Exhibit A hereto and all applicable “marker claims”) shall be withdrawn with prejudice or deemed to have no value; and (b) all of the entities constituting Calpine U.S. for themselves and their successors, assigns, affiliates (other than the Canadian Debtors and the Canadian Affiliates), and anyone (including without limitation creditors of the U.S. Debtors) claiming through them (each in their capacity as such) shall irrevocably, fully, finally, and forever waive, release, and discharge any and all claims against the Canadian Debtors and their successors, assigns and the Canadian Affiliates, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, and all claims filed by the U.S. Debtors in the CCAA Proceedings (including, without limitation, those claims listed on Exhibit B hereto,

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all applicable “marker claims,” and any claims relating to the proceeds from the sale of the Saltend Energy Centre), shall be withdrawn with prejudice or deemed to have no value.
     Each Approval Order shall include an order barring forever all claims (except as otherwise specifically provided in this Settlement Outline) by the Canadian Debtors and U.S. Debtors, and their respective successors, assigns, applicable affiliates, and anyone (including without limitation creditors of the respective Canadian and U.S. Debtors) claiming through them (all in their capacity as such), against the other, whether or not asserted in the CCAA Proceedings, the U.S. Proceedings or other court proceedings, including claims for oppression or similar statutory or common law relief.
B. Settlements and Other Resolutions of Claims
     Upon the Effective Date:
     1. Settlement of ULC1 Claims
     The ULC1 Indenture Trustee, in its capacity as such and on behalf of the ULC1 Noteholders, shall receive the treatment set forth in the ULC1 Settlement, which is conditional on the Approval of the ULC1 Settlement (as may be modified by the Settlement Agreement). As contemplated in the ULC1 Settlement, CCEL’s claims against Calpine Canada Resources Company (“CCRC”) shall be assigned to the U.S. Debtors and, pursuant to the settlement of CCRC priorities outlined below, shall be withdrawn with prejudice or deemed to have no value. For the further avoidance of doubt, the U.S. Debtors’ withdrawal with prejudice of CCEL’s intercompany claim against CCRC in the CCAA Proceedings (or the deeming of such claim to have no value, as the case may be), shall fully dispose of any intercompany liability of CCRC to CCEL, including, without limitation, any liability relating to the “ULC1 hybrid note structure.”
     2. Settlement of CCRC ULC1 Senior Notes Claim
     The U.S. Debtors shall withdraw, with prejudice, their partial objection filed in the U.S. Proceedings to Proof of Claim No. 5742 relating to the ULC1 Senior Notes held by CCRC [Docket No. 3667] (the “CCRC ULC1 Senior Notes”) and will irrevocably waive their right to assert any other claims and/or defences in respect of the CCRC ULC1 Senior Notes against CCRC or any prior or subsequent owner of the CCRC ULC1 Senior Notes (including, without limitation, any Bond Differentiation Claims and/or any claims and/or defences with respect to the proceeds from the sale of the Saltend Energy Centre) and any discovery rights in relation to any such claims and/or defences.
     3. Retention of U.S. Debtors’ Equity Interests
     The U.S. Debtors shall retain their equity interests in the Canadian Debtors, including, without limitation, for purposes of distributions in the CCAA Proceedings.

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Subject to Federal Rule of Evidence 408
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     4. Settlement of Canada and U.S. Intercompany Claims
     The dollar amount of all intercompany claims (except for those claims included on Exhibit E described below), between the Canadian Debtors and the U.S. Debtors (the “Intercompany Claims”) are agreed to by the U.S. Debtors, the Canadian Debtors and the Monitor as set out in Exhibit D attached hereto and, upon the Effective Date, the Intercompany Claims will be deemed allowed, general non subordinated unsecured claims against the applicable debtor(s) in the U.S. or CCAA Proceedings, as the case may be, that will be treated the same as all other allowed non subordinated general unsecured claims against the applicable Debtor(s) under any plan of reorganization confirmed in the U.S. Proceedings (“POR”) or under any plan of arrangement sanctioned in the CCAA Proceedings (“POA”), as the case may be; provided, however, that: (a) as contemplated by the ULC1 Settlement, the net claims of CCEL and ULC1 against Quintana Canada Holdings, LLC (“QCH”), which are set forth on Exhibit D as Claim Nos. 4493 and 4442 respectively (net of (i) professional costs allocated to ULC1, (ii) third party claims if any (other than claims arising from the ULC1 Senior Notes) allowed against ULC1, if any, and (iii) CCRC’s intercompany claim against ULC1 in the amount of C$9,865,040), shall be assigned to the U.S. Debtors; and (b) Claim No. 4448 of CCRC against QCH set forth on Exhibit D, which includes CCRC’s claim against the U.S. Debtors in respect of the liability of CCRC for applicable non-resident withholding taxes related to the intercompany advance that is the basis of Claim No. 4448 (shown on Exhibit D), shall be satisfied through the granting to CCRC of an allowed non-subordinated general unsecured claim (not subject to set-off, counterclaim or defence) against CORPX, in the amount of U.S.$232 million (the “CCRC Claim”); provided, further, that in no event shall distributions to CCRC under the POR on account of the CCRC Claim exceed the amount of C$181,431,000 (plus tax penalties and interest, if any). The CCRC Claim shall be paid in U.S. dollars in an amount yielded by the conversion from Canadian dollars at the noon spot rate effective as of the date of confirmation of the POR for Canadian currency of any Canadian Schedule “A” chartered bank and such conversion shall be calculated and performed in consultation with the Monitor. Except as otherwise specifically provided herein, the rights of the Canadian Debtors with respect to the treatment of any allowed Intercompany Claims of the Canadian Debtors under any POR (including without limitation with respect to any possible substantive consolidation of some or all of the U.S. Debtors and their estates), and the rights of the U.S. Debtors with respect to the treatment of any allowed Intercompany Claims of the U.S. Debtors under any POA (including with respect to any possible substantive consolidation of some or all of the Canadian Debtors), shall be fully preserved.
     For the sake of clarity, attached as Exhibit E is a list of contingent or unliquidated claims between the Canadian Debtors and the U.S. Debtors that are excluded from the releases in this Settlement Outline and which shall be subject to treatment under any POR.
     5. Restructuring Claims
     Except as otherwise may be specifically provided herein, the Canadian Debtors shall retain any administrative expense priority claims that have been, or may in the future be, asserted against the U.S. Debtors in the U.S. Proceedings pursuant to Section 503(b) or any other

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applicable provisions of the Bankruptcy Code for postpetition goods or services rendered to the U.S. Debtors (“U.S. Administrative Claims”); provided, however, that the U.S. Debtors reserve their rights with respect to the allowance of any such U.S. Administrative Claims.
     Except as otherwise may be specifically provided herein, the U.S. Debtors shall retain (i) any Restructuring Claims (as defined in the Order of the Canadian Court dated April 10, 2006, as amended by Order of the Canadian Court dated September 11, 2006, (together, the “Claims Procedure Order”)) that have been, and may in the future be, asserted against the Canadian Debtors in the CCAA Proceedings, or (ii) any claims for unpaid costs and expenses pursuant to paragraphs 9(a) and 18(a) of the Initial Order of the Canadian Court, relating to goods and services provided by any U.S. Debtor to or for the benefit of any Canadian Debtor since December 20, 2005 (“Canadian Administrative Claims”), including (a) any such goods or services provided by any U.S. Debtor to any Canadian Debtor in connection with that certain Transition Agreement between Calpine Canada Power Ltd. and HCP Acquisition Inc. dated February 13, 2007; (b) any amounts owing to the U.S. Debtors in CESCA bank accounts relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts; (c) any amounts owing to the U.S. Debtors in CESCA bank accounts relating to Canadian GST refunds relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts; (d) the U.S. Debtors’ share of any U.S. posted refundable deposits in CESCA bank accounts relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts; (e) any reasonable attorneys’ fees and costs incurred in connection with the postpetition liquidation/dissolution of the corporate entities (and their assets) under CCRC in the Saltend chain of ownership; and (f) any other appropriate and supportable Canadian Administrative Claims; provided, however, that the Canadian Debtors reserve their rights with respect to allowance of any such Restructuring Claims and Canadian Administrative Claims.
     6. Settlement of ULC2 Claims
     The ULC2 Indenture Trustee, in its capacity as such and on behalf of the ULC 2 Noteholders, shall be afforded one allowed, general unsecured claim in the CCAA Proceedings against ULC2 in an amount in Canadian Dollars equivalent to the following amounts and in respect of the following components: for outstanding principal £121,409,000 and €117,360,000 plus interest through December 20, 2005 (£1,948,365 and €1,777,280) plus interest commencing on December 21, 2005 at the contract rate through the date of distribution (totalling £14,925,929 and €13,577,478 as of April 15, 2007 plus a per diem of £ 29,521 and € 26,928 to and including the date of distribution) plus reasonable costs (i.e., reasonable professional fees, costs and expenses of the Ad Hoc Committee of ULC2 Noteholders and the ULC2 Indenture Trustee, including without limitation the reasonable professional fees, costs and expenses of their respective U.S. and Canadian counsel incurred in connection with the U.S. and CCAA Proceedings (the “Reasonable Costs”)) through to the date of distribution, all on account of the ULC2 Senior Notes (collectively, the “Allowed ULC2 Indenture Trustee Claim”). It is understood and acknowledged that the components of the Allowed ULC2 Indenture Trustee Claim are denominated in United States Dollars, Euro and/or British Pounds Sterling (as applicable). It is agreed that any such amounts as may be payable by a Canadian Debtor

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Subject to Federal Rule of Evidence 408
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hereunder, or as may be allowed as a claim in the CCAA Proceedings, shall be paid or allowed, as the case may be, in Canadian dollars in an amount yielded by the conversion from United States Dollars, Euro and/or British Pounds Sterling (as applicable) at the noon spot rate effective on the date of distribution for Canadian currency of any Canadian Schedule “A” chartered bank and such conversion shall be calculated and performed in consultation with the Monitor.
     ULC2 shall be afforded one allowed, general unsecured claim in the CCAA Proceedings against CCRC (the “Allowed ULC2 Claim”) in an amount required to allow ULC2 to pay the Allowed ULC2 Indenture Trustee Claim and any other allowed claims against ULC2 in full.
     The ULC2 Indenture Trustee shall be granted one allowed, general unsecured claim in the U.S. Proceedings against CORPX in the amount of U.S.$361,660,821.40, which equals the principal and unpaid accrued interest due in respect of the ULC2 Senior Notes as of December 20, 2005 (the “ULC2 Indenture Trustee’s Allowed Guarantee Claim”).1
     The U.S. and Canadian Debtors acknowledge and agree that any recovery by the ULC2 Indenture Trustee shall come first from distributions from ULC2 in the CCAA Proceedings and, to the extent of any deficiency, second from distributions in the U.S. Proceedings. The U.S. and Canadian Debtors acknowledge and agree that any recovery by the ULC2 Indenture Trustee from ULC2 will be applied as follows: first, to Reasonable Costs; second, to accrued and unpaid interest on the ULC2 Senior Notes at the contract rate (including interest accrued and unpaid after the commencement of the CCAA Proceedings and through the date on which the Allowed ULC2 Indenture Trustee Claim is satisfied in full (including interest compounded semi–annually)); and third, to principal owing in respect of the ULC2 Senior Notes.
     The U.S. Debtors further acknowledge and agree that any recovery received by the ULC2 Indenture Trustee from ULC2 will not reduce the amount of the ULC2 Indenture Trustee’s Allowed Guarantee Claim and that there shall be no reallocation of payments received in the CCAA Proceedings of Reasonable Costs or interest to payment of principal in respect of the Allowed ULC2 Indenture Trustee Claim; provided, however, that the ULC2 Indenture Trustee shall not be entitled to actually receive any distributions under or through the POR in excess of any portion of the ULC2 Indenture Trustee’s Allowed Guarantee Claim that remains unpaid after any distributions are made on the Allowed ULC2 Indenture Trustee Claim in the CCAA Proceedings (and after such distributions are allocated as provided in the first paragraph of this Section 6), unless the POR provides for the payment of postpetition interest on similarly situated claims, in which case the ULC2 Indenture Trustee’s Allowed Guarantee Claim shall include a claim in respect of postpetition interest.
     The U.S. Debtors and the Canadian Debtors both acknowledge that the ULC2 Indenture Trustee and/or the ULC 2 Noteholders may assert that they are entitled to payment of amounts

[1]	Calculated at 12/20/2005 exchange rates converting the Pound bonds to US dollars at 1.77219 Dollars per Pound and the Euro bonds to US dollars at 1.2007 Dollars per Euro.

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Subject to Federal Rule of Evidence 408
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beyond those encompassed in the Allowed ULC2 Indenture Trustee Claim and/or the ULC2 Indenture Trustee’s Allowed Guarantee Claim, including “interest on interest,” (i.e., interest accrued on amounts of unpaid interest due and owing from April 15, 2006 to the date of distribution), fees they incurred in the “Harbert Litigation,” and/or a “make-whole” amount. Thus, the U.S. Debtors and the Canadian Debtors contemplate that the Approval Orders shall provide that in the event that the entitlement of the ULC2 Indenture Trustee and/or the ULC2 Noteholders to the “interest on interest” and “make-whole” amounts has not been resolved by the Effective Date (or the date of distributions from CCRC), CCRC may establish and fund, as appropriate, an escrow account or other reserve for the payment of such amounts, as may be subsequently determined by the U.S. Bankruptcy Court to be payable in accordance with the terms of the Indenture and related agreements, which are governed by New York law.
     7. Settlement of Claims against Canadian Debtors with related CORPX Guarantees
     As a result of the Settlement Agreement, both the U.S. and Canadian Debtors will request that the U.S. Bankruptcy Court and Canadian Court respectively set aside any orders requiring the negotiation and approval of a claims specific protocol. The U.S. and Canadian Debtors shall confer in good faith to determine whether any remaining claims unresolved by the Settlement Agreement warrant the approval of a claims specific protocol by the U.S. Bankruptcy Court and the Canadian Court.
     The Canadian Debtors agree to seek and consent to, and the Settlement Agreement shall be conditional upon entry of, an order of the Canadian Court to be made under paragraph 29 of the Claims Procedure Order (the “Canadian Guaranteed Claims Determination Order”)(and such order becoming a Final Order, unless the parties agree to waive the condition that such order become a Final Order), which order may be part of the Approval Order to be entered by the Canadian Court:, that grants to the U.S. Debtors, and the official statutory committees appointed in the U.S. Proceedings (the “Committees”), full standing in any claims determination hearing process held by the Canadian Court (and any Canadian appellate court) in respect of claims filed in the CCAA Proceedings that are alleged to have been guaranteed by U.S. Debtors in whole or in part, fully or conditionally, as set forth in Exhibit F (the “Guaranteed Claims”). Without limiting the generality of the foregoing, the U.S. Debtors will be entitled to all document production, written and oral discovery, evidence presentation and appeal rights as any other full party in interest. The Canadian Guaranteed Claims Determination Order will provide further for the manner of participation in the judicial claims determinations of Guaranteed Claims by guarantors who have admitted their guarantee obligations to ensure that such guarantors have all of their rights of participation preserved, including, without limitation, the right to raise and have fully determined any defences that the Canadian Debtor could have raised to the creditor’s claims notwithstanding any statements of the Canadian Debtors’ positions in any notices of revision that they have issued to date.
     The Canadian Debtors agree that they shall not commence the process for the delivery of further notices of revision or notice of disallowance by the Monitor pursuant to paragraph 23 of the Claims Procedure Order, nor seek any determination with respect to any Guaranteed Claim,

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without the written consent of the U.S. Debtors; provided, however, that nothing herein shall be construed as limiting the Canadian Court from continuing to exercise its jurisdiction over such process.
     No Guaranteed Claim shall be settled or otherwise consensually resolved by the Canadian Debtors or the Monitor without the written consent of the U.S. Debtors.
     The Canadian Debtors and the U.S. Debtors shall cooperate with each other in sharing with and otherwise making available to each other such documents, information and witnesses relating to the Guaranteed Claims and the position of each with respect thereto all in accordance with the terms of a common interest privilege agreement to be negotiated and agreed upon with both parties acting reasonably in such agreement.
     The U.S. Debtors agree to seek and consent to, and the Settlement Agreement shall be conditional upon entry of an order of the U.S. Bankruptcy Court (the “U.S. Guaranteed Claims Determination Order”) (and such order becoming a Final Order, unless the parties agree to waive the condition that such order become a Final Order), which order shall be part of the Approval Order to be entered by the U.S. Bankruptcy Court: (a) waiving the U.S. Debtors’ right to challenge any alleged guarantee of the Guaranteed Claims; (b) granting comity to the determination by the Canadian Court (and any Canadian appellate court) of the validity and quantum of any Guaranteed Claim; and (c) providing that claims filed in the U.S. Proceedings on account of any Guaranteed Claims will be allowed, as general unsecured non-subordinated claims against the U.S. Debtor that is the guarantor, in the U.S. Proceedings in the amount of the Guaranteed Claim as determined by the Canadian Court, without any further claim adjudication process or Order of the U.S. Bankruptcy Court and without any right of any party in interest to challenge the validity or quantum of such allowed Guaranteed Claims; provided, however, that the holders of the Guaranteed Claims shall not be entitled to actually receive any distributions under or through the POR in excess of any actual unpaid portion of such Guaranteed Claims, unless the POR provides for the payment of postpetition interest on similarly situated claims, in which case the Guaranteed Claims shall include postpetition interest.
     8. Settlement of Greenfield Litigation
     The action entitled Calpine Canada Natural Gas Partnership v. Calpine Energy Services Canada Partnership and Lisa Winslow, No. 0601 14198 commenced in the Canadian Court on December 14, 2006 relating to the transfer by Calpine Energy Services Canada Partnership (“CESCA”) of its 49.995% limited partnership interest in the Greenfield Energy Centre (“Greenfield”) to the Calpine Greenfield Commercial Trust shall be dismissed with prejudice and without costs in exchange for an allowed, postpetition administrative expense priority claim (the “Allowed Canadian Administrative Claim”) in favor of CESCA against CORPX in the U.S. Proceedings in the amount of U.S.$15 million, to be paid on the earlier of (a) the date that distributions are made on account of the Allowed U.S. Administrative Charge (as defined below) and (b) the effective date of the POR. That certain order of the U.S. Bankruptcy Court dated April 12, 2007 [Docket No. 4345] shall be amended to be made consistent with the terms of the Settlement, including, without limitation, providing that the Allowed Canadian Administrative

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Claim fully disposes of any liability of Calpine U.S. under the terms of such order, that the obligations it secured are thereby satisfied and that it is of no further effect. At the option of the Canadian Debtors, if approved by the Monitor, payment of the Allowed Canadian Administrative Claim may be made by netting this amount (i.e., U.S.$15 million) from the amount of the Allowed U.S. Administrative Charge.
     9. Sale of CCRC ULC1 Senior Notes and Charge Upon the Proceeds in Favor of the U.S. Debtors
     Consummation of the Settlement Agreement and the occurrence of the Effective Date, shall be conditional upon CCRC selling the CCRC ULC1 Senior Notes (the “ULC1 Senior Notes Sale”). The ULC1 Senior Notes Sale : (a) shall be at a price and on other terms satisfactory to CCRC, acting reasonably with the consent of the Monitor, consistent with CCRC’s duties to maximize value for its stakeholders; and (b) shall be pursuant to an order of the Canadian Court (the “Canadian ULC1 Senior Notes Sale Order”) that (i) shall be part of the Approval Order to be issued by the Canadian Court, (ii) shall be an appendix to the definitive documentation of the Settlement Agreement, and (iii) shall be acceptable to the U.S. Debtors acting reasonably. CCRC shall promptly commence the ULC1 Senior Notes Sale process so as to be in a position, as soon as practicable following Approval, to pursue and complete the ULC1 Senior Notes Sale. The Canadian ULC1 Senior Notes Sale Order shall also require the Canadian Debtors and the Monitor to report to the Canadian Court on the progress of the ULC1 Senior Notes Sale if such sale has not closed by a date that is 30 days after the Effective Date. The Canadian Debtors and Monitor will consult with the Canadian Debtors’ stakeholders, including the U.S. Debtors, about the ULC1 Senior Notes Sale terms and process as it develops.
     The U.S. Debtors shall provide any and all administrative cooperation required by the Canadian Debtors to effect the ULC1 Senior Notes Sale pursuant to authority provided by an order of the U.S. Bankruptcy Court which order shall be acceptable to the Canadian Debtors acting reasonably and shall be part of the Approval Order to be issued by the U.S. Bankruptcy Court. The Canadian ULC1 Senior Notes Sale Order shall provide CCRC with the discretion, with the consent of the Monitor, to determine whether any terms proposed for a ULC1 Senior Notes Sale are satisfactory in light of CCRC’s duties to maximize value for its stakeholders.
     CORPX shall be granted, and the Canadian Debtors agree to seek and consent to, an allowed first ranking charge (the “Allowed U.S. Administrative Charge”) against CCRC on the net proceeds from the ULC1 Senior Notes Sale (the “Sale Proceeds”) in the amount of U.S. $90 million, without interest, with priority of distribution over any distributions made by CCRC on account of (i) any indebtedness to ULC2, and other direct creditor claims against CCRC (collectively, the “Direct Claims Against CCRC”) (ii) the ULC2 Senior Notes, and (iii) any claims of partnership creditors including claims of Calpine Power, L.P.
     As soon as practicable after closing of the ULC1 Senior Notes Sale, the Canadian Debtors shall promptly apply for and use their best efforts to obtain an order of the Canadian Court authorizing an immediate distribution of cash from CCRC to CORPX on account of the Allowed U.S. Administrative Charge and to pay all of the Direct Claims Against CCRC in full.

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     10. Withdrawal of Certain Non Debtor Claims
     The Settlement Agreement shall be conditional upon the with prejudice withdrawal or with prejudice dismissal of the claims shown on Exhibit G.
     11. Settlement of Priorities at CCRC
     The Settlement Agreement shall be conditional upon the Canadian Court ordering, as part of the Approval Order, that the priorities of claims against CCRC shall be as follows:
     i. direct creditor claims against CCRC other than CCEL’s claims are to be paid before partnership creditor claims; and
     ii. partnership creditor claims are to be paid before CCEL’s claims.
     12. Allocation of Costs
     The Settlement Agreement shall be subject to the payment of KERP amounts and professional costs of the Canadian Debtors and Monitor, as may be allocated by the Monitor, acting reasonably.
     13. TTS Allocation
     Upon the Effective Date, the remaining sale proceeds from the sale of TTS held under the Escrow Agreement dated as of September 15, 2006 shall be distributed 50% to CCRC and 50% to CORPX, net of escrow fees and other administrative expenses to be shared by the same parties in the same proportions, pursuant to the terms of that certain Escrow Agreement dated September 15, 2006 among CCRC, Power Systems MFG., LLC, Calpine European Finance, LLC, Calpine Unrestricted Holdings, LLC and CORPX.
C. Mutual Tax Benefits
     The U.S. and Canadian Debtors shall use commercially reasonable efforts to cooperatively implement the terms of the Settlement Agreement in a manner that is tax advantageous for both the U.S. Debtors and the Canadian Debtors while retaining the same economic benefits of the Settlement Agreement.
D. Additional Conditions
     The consummation of the Settlement Agreement will be subject to the execution of acceptable definitive documentation and to approval by both the Canadian Court and the U.S. Bankruptcy Court (including, without limitation, the allowance of all claims contemplated hereby and thereby and all related priority matters) under the Approval Orders. The Canadian Debtors and the U.S. Debtors both agree to use their best efforts to promptly obtain the necessary approvals of the Canadian Court and the U.S. Bankruptcy Court for the Settlement Agreement. The U.S. Debtors shall not propose or support any POR that is inconsistent with the terms of the

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Settlement Agreement. The Canadian Debtors shall not propose or support any POA that is inconsistent with the terms of the Settlement Agreement.
     In the event that either the U.S. Bankruptcy Court or the Canadian Court declines to enter an Approval Order, any of the other conditions to the Effective Date do not occur (and are not waived by the parties), or for any other reason the Effective Date does not occur, the parties shall be returned to their respective positions as they existed before they executed this Settlement Outline.
E. Stakeholder Discussions
     The Canadian and U.S. Debtors and the Monitor have negotiated this Settlement Outline with the understanding that they will discuss the terms hereof with their respective stakeholders (at their discretion) prior to finalizing the Settlement Agreement.
F. Further Assurances
     Each party covenants to, from time to time, execute and deliver such further documents and instruments and take such other actions as may be reasonably required or appropriate to evidence, effectuate, or carry out the intent and purposes of this Settlement Outline and the Settlement Agreement or to perform its obligations under this Settlement Outline and the Settlement Agreement and the transactions contemplated thereby.
G. Public Statements
     Prior to issuing any press releases or making any other form of public, written statement regarding this Settlement Outline, the terms and conditions hereof, or the Settlement Agreement (each, a “Statement”) the parties shall agree on the form and content of any such Statements.

May 13, 2007	CALPINE CORPORATION, on behalf of itself and its U.S. Debtor subsidiaries and affiliates

May 13, 2007	CALPINE CANADA ENERGY LTD. on behalf of itself and its Canadian Debtor subsidiaries or affiliates

May 13, 2007	ERNST & YOUNG, INC., the Monitor appointed pursuant to the terms of the Initial Order of the Canadian Court

11

EXHIBIT A
Claims Filed by Canadian Entities to be Withdrawn or Deemed to Have No Value Pursuant to Global Settlement

	Date				Claim Amount		Basis for
	Filed	Claim No.	Creditor Name	Address	($ US)	Debtor	Claim	Type
I.	Intercompany Claims
1.	7/27/2006	4489	Calpine Canada Natural Gas Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$591,005.28	CPN Energy Services G.P., Inc. 05-60209	Money loaned	Unsecured

2.	7/27/2006	4445	Calpine Energy Services Canada Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$495,405.98	Calpine Corporation 05-60200	Money loaned	Unsecured

3.	8/1/2006	5413	Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$11,622,456.59	Calpine Corporation 05-60200	Money loaned; contributions to employee benefit plan [amends by claim #4486]	Unknown

4.	7/27/2006	4446	Calpine Energy Services Canada Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$70,873,420.62	CPN Energy Services G.P., Inc. 05-60209	Goods sold	Unsecured

5.	7/27/2006	4421	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,571,674.66	Quintana Canada Holdings, LLC 05-60400	Subsidiary’s deficiency	Unsecured

6.	7/27/2006	4420	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,174,058.41	Calpine ULC1 Holdings, LLC 05-60454	Subsidiary’s deficiency	Unsecured

7.	7/27/2006	4419	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,174,058.41	Quintana Canada Holdings, LLC 05-60400	Subsidiary’s deficiency	Unsecured

Total Amount of Intercompany Claims:					$90,502,079.95

Claims Filed by Canadian Entities to be Withdrawn or Deemed to Have No Value Pursuant to Global Settlement

	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
II.	Hybrid Note Guarantee Claims
8.	7/27/2006	3730	Calpine Canada Energy Ltd. (“CCEL”)	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Quintana Canada Holdings, LLC 05-60400	Subscription agreements	Unsecured

9.	7/27/2006	4513	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Quintana Canada Holdings, LLC 05-60400	Subscription agreements	Unsecured

10.	7/27/2006	4512	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Calpine Corporation 05-60200	Guarantee (subscription agreements)	Unsecured

11.	7/27/2006	4515	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Calpine Corporation 05-60200	Guarantee (subscription agreements)	Unsecured

12.	7/27/2006	4511	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Guarantee (share purchase agreements)	Unsecured

13.	7/27/2006	4514	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Share purchase agreements	Unsecured

Total Amount of Hybrid Note Guarantee Claims:					$10,251,793,208.00

2

Claims Filed by Canadian Entities to be Withdrawn or Deemed to Have No Value Pursuant to Global Settlement

	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
III.	Oppression “Marker Claims”
14.	7/27/2006	MASTER CLAIM #4418 (also #14344 -17879 and #18424 — 18435)	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Investigation of intercompany and third party transactions between CCEL and CORPX	Unknown

15.	4/30/2007	6283	Calpine Canada Energy Ltd. and each of its affiliates	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation and each of the other Debtor entities	Investigation of intercompany and third party transactions between CCEL and CORPX	Unknown

Total Amount of “Marker Claims”					Unknown

3

EXHIBIT B
Claims by U.S. Debtors against Canadian Debtors to be Withdrawn or Deemed to Have No Value Pursuant to Global
Settlement

Claim
	No.	Creditor	Debtor	Amount	Matter
1.		U.S. Calpine Group entities (Master Proof of Claim)	CCAA Debtors	USD$TBD	The U.S. Calpine Group entities claim against the CCAA Debtors for any and all obligations that the CCAA Debtors owe, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

2.	2-005	U.S. Calpine Group entities (Master Proof of Claim)	CCEL	USD$TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Limited for any and all obligations that Calpine Canada Energy Limited owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

This Claim is made for all cash and non cash transfers pursuant to all applicable bankruptcy and insolvency legislation in the U.S. and Canada, for transfers from any of the U.S. Calpine Group to Calpine Canada Energy Limited in the relevant period prior to the filing.

Claim
	No.	Creditor	Debtor	Amount	Matter
3.	12-030	U.S. Calpine Group entities (Master Proof of Claim)	CCNG	TBD	The U.S. Calpine Group entities claim against Calpine Canada Natural Gas Partnership for any and all obligations that Calpine Canada Natural Gas Partnership owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
4.	3-015	U.S. Calpine Group entities (Master Proof of Claim)	CCPL	TBD	The U.S. Calpine Group entities claim against Calpine Canada Power Ltd. for any and all obligations that Calpine Canada Power Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
5.	5-030	U.S. Calpine Group entities (Master Proof of Claim)	CCRC	(1) TBD (2) TBD (3) TBD	(1) The U.S. Calpine Group entities claim against Calpine Canada Resources Company for any and all obligations that Calpine Canada Resources Company owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without

Claim
	No.	Creditor	Debtor	Amount	Matter
(4) USD$2,199,917.20	limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

(2) The U.S. Calpine Group entities also claim in respect of claims for avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code in respect of the proceeds of the sale of Saltend. Pursuant to agreement with the Canadian Applicants, these claims may also relate to transfers, including claims for avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code, involving entities in the Saltend chain but are asserted against CCRC.

(3) This Claim is made for all cash and non cash transfers pursuant to all applicable bankruptcy and insolvency legislation in the U.S. and Canada, for transfers from any of the U.S. Debtors to CCRC in the relevant period prior to the filing.

(4) Calpine Corporation claims amounts pursuant to letter of credit 0117/04. Contingent exposure relating to CCRC on the remaining credit is $2,199,917.20.
6.	4-003	U.S. Debtors	CCPS	TBD	The U.S. Calpine Group entities claim against Calpine Canada Power Services Ltd. for any and all obligations that Calpine Canada Power Services Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

Claim
	No.	Creditor	Debtor	Amount	Matter
7.	7-006	Calpine Corporation	CESCL	(1) USD$371	(1) This Claim relates to the practice of allocating costs of corporate overhead on an intercompany basis.
				(2) $2,199,917.20	(2) Calpine Corporation claims amounts pursuant to letter of credit 0117/04. Contingent exposure relating to CESCL on the remaining credit is $2,199,917.20.
8.	7-007	U.S. Calpine Group entities (Master Proof of Claim)	CESCL	TBD	The U.S. Calpine Group entities claim against Calpine Energy Services Canada Ltd. for any and all obligations that Calpine Energy Services Canada Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
9.	8-007	Calpine Corporation	CESCP	USD$22,911,000	Calpine Corporation claims amounts pursuant to letters of credit issued to third parties. Currently outstanding drawdowns total $18,361,082.80 and contingent exposure on remaining credit totals $4,549,917.20.
10.	8-008	Calpine Energy Management L.P.	CESCP	USD$16,745,830	This Claim represents intercompany accounts receivable owing relating to gas purchases and sales between Calpine Energy Management L.P. and CESCP as of the date of filing.

Claim
	No.	Creditor	Debtor	Amount	Matter
11.	8-009	Calpine Energy Services L.P.	CESCP	USD $2,934,650 Restructuring claim to be determined prior to restructuring claim bar date.	This is a claim for services provided by Calpine Energy Services L.P. to CESCP which have not been billed.
12.	8-010	U.S. Calpine Group entities (Master Proof of Claim)	CESCP	TBD	The U.S. Calpine Group entities claim against Calpine Energy Services Canada Partnership for any and all obligations that Calpine Energy Services Canada Partnership owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
13.	11-003	U.S. Calpine Group entities (Master Proof of Claim)	CNGSL	TBD	The U.S. Calpine Group entities claim against Calpine Natural Gas Services Ltd. for any and all obligations that Calpine Natural Gas Services Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

Claim
	No.	Creditor	Debtor	Amount	Matter
14.	1-007	U.S. Calpine Group entities (Master Proof of Claim)	ULC1	TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Finance ULC for any and all obligations that Calpine Canada Energy Finance ULC owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
15.	6-002	Calpine Corporation	ULC2	£315,375,000 €226,296,875	ULC2 issued £200,000,000 of 8.875% Senior Notes due October 15, 2011 and €175,000,000 of 8.375% Senior Notes due October 15, 2008 (the “ULC2 Senior Notes”) pursuant to an Indenture dated October 18, 2001 between ULC and Wilmington Trust supplemented by the First Supplemental Indenture dated October 18, 2001. The ULC2 Senior Notes have been guaranteed by Calpine Corporation pursuant to a Guarantee Agreement dated October 18, 2001 as amended by the First Amendment dated October 18, 2001.

The Applicants and the Monitor are in possession of copies of the Indenture and the Guarantee. If additional copies are required, please advise. Calpine Corporation claims as against ULC2 for any claims made against Calpine Corporation on the guarantee.

Calpine Corporation specifically reserves its right to dispute, deny or other otherwise challenge the guarantees on any basis, including without limitation, avoidance of preferential and fraudulent transfers.

The amount of the claim is the face of amount of the notes

Claim
	No.	Creditor	Debtor	Amount	Matter
£200,000,000 at 8.875% to October 15, 2011 being £115,375,000 (approximate present value of interest £83,418,174) and €175,000,000 at 8.375% to October 15, 2008 being €51,296,875 (approximate present value of interest €42,418,639) plus interest on any outstanding amounts to the date of distribution plus any costs payable or other amounts due or other liabilities under the Indenture.
16.	6-003	U.S. Calpine Group entities (Master Proof of Claim)	ULC2	TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Finance II ULC for any and all obligations that Calpine Canada Energy Finance II ULC owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.
17.	(Letter of April 30, 2007)	U.S. Calpine Group Entities	CCAA Debtors	MISC.	Particularization of Marker Claims

1.    King City Cogen LLC claims against CCPL, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee provided by King City Cogen LLC under a Guaranty and Security Agreement dated May 19, 2004.

2.    Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 provided by Calpine Corporation under a Tolling Agreement dated

Claim
No.	Creditor	Debtor	Amount	Matter

       August 29, 2002. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 5390 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

3.    Calpine Corporation claims against ULC1, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee of share purchase agreements dated April 25, August 14 and August 23, 2001 and amendments dated March 8, 2002.

4.    Calpine Corporation claims against CCEL, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee of subscription agreements dated April 25, August 14 and August 23, 2001 and amendments dated March 8, 2002.

5.    Calpine Corporation claims against CCPL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 in respect of an Electricity Purchase Agreement dated September 29, 1998 and an Island Contribution Agreement dated August 29, 2002 (the “Heat Rate Guarantee”). Calpine Corporation claims against CCPL for any

Claim
No.	Creditor	Debtor	Amount	Matter

       and all liability of Calpine Corporation in respect of claim number 5390 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

6.    Calpine Corporation claims against CCPL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 in respect of an Electricity Purchase Agreement dated September 29, 1998, an Amended and Restated EPA Fee Agreement dated April 10, 2002 and an Island Contribution Agreement dated August 29, 2002 (the “EPA Fee Guarantee”). Calpine Corporation claims against CCPL for any and all liability of Calpine Corporation in respect of claim number 5389 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

7.    Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated June 1, 2002 in respect of a Transportation Agreement dated March 4, 1999. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 6215 filed in the U.S. Proceedings by Alliance Pipeline L.P. with respect to the June 1, 2002 guarantee.

Claim
No.	Creditor	Debtor	Amount	Matter

8.    Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated June 1, 2002 in respect of a Transportation Agreement dated March 4, 1999. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 2507 filed in the U.S. Proceedings by Alliance Pipeline Limited Partnership with respect to the June 1, 2002 guarantee.

9.    Calpine Corporation claims against CCRC, CESCP and CESCL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated October 23, 2001 in respect of TransCanada PipeLine Ltd and NOVA Gas Transmission Ltd. Agreements. Calpine Corporation claims against CCRC, CESCP and CESCL in respect of claim numbers 5192, 5325, 5553, 5605, and 5641 filed in the U.S. Proceedings.

US Claims with respect to CANAL Entity
10. Calpine Corporation claims against CCNG, CCPL and/or CCRC arising from unpaid amounts relating to allocation of overhead expenses by the U.S. Debtors to the CANAL and CANAL2 business units.
Saltend

Claim
	No.	Creditor	Debtor	Amount	Matter

11.  The U.S. Calpine Group entities claim against CCRC in respect of preference claims over the proceeds of the sale of Saltend. Pursuant to agreement with the Canadian Applicants, these claims may also relate to transfers involving entities in the Saltend chain but are asserted against CCRC

Avoidance Actions

12.  The U.S. Debtors may bring avoidance actions on behalf of certain payor U.S. Debtor entities against certain corresponding payee Canadian Debtor entities, as shown on Exhibit A, attached hereto and incorporated herein, seeking the return of preferential payments made within 90 days of the filing of the U.S. Debtor’s bankruptcy petition.

18.	(Letter of April 30, 2007)	U.S. Calpine Group Entities	CCAA Debtors	TBD	Particularization of BDCs — Four claims particularized by attachment to letter dated April 30, 2007.

Exhibit C
SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
CALPINE
U.S. DEBTORS
ULC1 NOTEHOLDERS
PRELIMINARY SETTLEMENT OUTLINE DATED AS OF APRIL 13, 2007,
REGARDING CLAIMS HELD BY MEMBERS OF
AD HOC ULC1 NOTEHOLDERS COMMITTEE
          THE TERMS SET FORTH HEREIN ARE NON-BINDING AND DO NOT CREATE LEGALLY BINDING OBLIGATIONS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS SET FORTH BELOW. THE TRANSACTIONS CONTEMPLATED BY THIS PRELIMINARY SETTLEMENT OUTLINE ARE SUBJECT TO NEGOTIATION AND EXECUTION OF A SATISFACTORY DEFINITIVE DOCUMENTATION, AS WELL AS THE APPROVAL OF THE U.S. BANKRUPTCY COURT AND THE CANADIAN COURT.
          This Preliminary Settlement Outline has been produced for discussion and settlement purposes only. It is subject to the parties’ agreement that it shall not be used as evidence in any litigation, contested matter, adversary proceeding or other court proceeding, and is subject to the provisions of Rule 408 of the Federal Rules of Evidence and other similar applicable rules under federal and state law.
          This Preliminary Settlement Outline is not an offer with respect to any chapter 11 plan, nor is it an offer to exchange, tender or engage in a similar transaction with respect to securities of Calpine Corporation, nor is it a solicitation of acceptance or rejection of any chapter 11 plan.
I. Parties:
•	This document sets forth an outline of the terms of a settlement (the “Settlement”) among the following parties (collectively, the “Parties”):
     (1) Calpine Corporation (“CORPX”) and its affiliated debtors in possession, including Quintana Canada Holdings, LLC (“QCH”) (CORPX and its affiliated debtors in possession, collectively, the “U.S. Debtors”), in chapter 11 cases (the “U.S. Cases”) commenced on December 20, 2005 (the “Petition Date”) in the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”); and
     (2) certain of the holders (the “ULC1 Noteholders”) of senior notes (the “ULC1 Senior Notes”) issued by Calpine Canada Energy Finance ULC (“ULC1”), an applicant for relief in proceedings (the “Canadian Cases”) commenced on the Petition Date under the Companies’ Creditors Arrangement Act (“CCAA”) in the Court of Queen’s Bench, Judicial District of Calgary, Alberta, Canada (the “Canadian Court”), which ULC1 Noteholders are members of an ad hoc committee (the “Ad Hoc ULC1 Noteholders Committee”) of holders of ULC1 Senior Notes.
•	The Parties will endeavor to obtain the consent to and support of this Settlement from:
     (a) HSBC Bank USA, National Association, as successor indenture trustee (together

1

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
with any successor indenture trustee under the Indenture [as defined herein], “HSBC”) under the Indenture (the “Original Indenture”) dated as of April 25, 2001 between ULC1 and Wilmington Trust Company, as indenture trustee (“WTC”), as amended pursuant to the Amended and Restated Indenture dated as of October 16, 2001 (the Original Indenture, as amended, the “Indenture”) between ULC1 and WTC; and
     (b) The applicants (collectively, the “Applicants”) that commenced the Canadian Cases, together with Calpine Energy Services Canada Partnership (“CESCA”), Calpine Canada Natural Gas Partnership (“CCNG”) and Calpine Canadian Saltend Limited Partnership (“Saltend LP”) (CESCA, CCNG, Saltend LP and the Applicants, collectively, the “Canadian Debtors”).
II. Subject of the Settlement:
•	The Settlement concerns, among other things,
     (a) the claim (the “Indenture Trustee Notes Guarantee Claim”) of HSBC against CORPX, as set forth in proof of claim no. 5742 (the “Indenture Trustee Notes Guarantee Proof of Claim”) filed in the U.S. Cases, in the amount of $2,124,356,213.11 (the “Filed Amount”), as of the Petition Date, arising under the Guarantee Agreement dated as of April 25, 2001 executed by CORPX, as amended by the First Amendment to Guarantee Agreement (the “CORPX Notes Guarantee”), dated as of October 16, 2001, executed by CORPX;1
     (b) the claim (the “CCEL Subscription Agreement Guarantee Claim”) of CCEL against CORPX arising under the Guarantee (the “CORPX Subscription Agreement Guarantee”) dated as of March 8, 2002, executed by CORPX in favor of CCEL;
     (c) the claim (the “ULC1 Common “B” Share Purchase Agreement Claim”) of ULC1 against QCH arising under three Common “B” Share Purchase Agreements executed by ULC1 and QCH;
     (d) the claim (the “ULC1 Common “B” Share Purchase Agreement Guarantee Claim”) of ULC1 against CORPX arising under the Guarantee dated as of March 8, 2002, executed by CORPX in favor of ULC1;
     (e) the claim (the “Indenture Trustee Notes Claim”) of HSBC, on behalf of itself and the ULC1 Noteholders, against ULC1 arising under the Indenture;
     (f) HSBC’s marker claims (the “HSBC Canadian Marker Claims”) against each of the Canadian Debtors; and
     (g) HSBC’s marker claims (the “HSBC U.S. Marker Claims”) against each of the U.S. Debtors.
III. Background Concerning ULC1 Security Interest in the CCEL Subscription

[1]	Certain of the ULC1 Senior Notes are alleged to be held by CORPX and its subsidiaries.

2

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
Agreement Guarantee Claim and the CCEL Subscription Agreement Claim:
•	The ULC1 Noteholders contend that the rights, interests and benefits of CCEL under the CORPX Subscription Agreement Guarantee, including, without limitation, the CCEL Subscription Agreement Guarantee Claim, and the proceeds thereof, are subject to a valid, duly perfected, first-priority security interest (the “ULC1 Security Interest”) granted by CCEL to ULC1 pursuant to three Term Debentures issued by CCEL to ULC1, each as amended by a separate Amending Agreement dated as of March 8, 2002 (collectively, the “Term Debentures”).

•	The CORPX Subscription Agreement Guarantee relates to the obligations of QCH under three Subscription Agreements executed by CCEL and QCH, each as amended by a separate Amending Agreement dated as of March 8, 2002 (collectively, the “Subscription Agreements”).

•	The ULC1 Noteholders contend that CCEL’s claim (the “CCEL Subscription Agreement Claim”) against QCH under the Subscription Agreements, and the proceeds thereof, are subject to the ULC1 Security Interest.
IV. The Settlement:
A. Allowed Claim
•	HSBC, on behalf of the ULC1 Noteholders, shall be afforded one allowed general, unsecured claim against CORPX’s estate based upon the ULC1 Senior Notes that shall comprise (i) the amount of US$3,505,187,751.63 (the “Indenture Trustee Notes Guarantee Allowed Claim”), which amount is equal to the product of 1.65 times the Filed Amount (US$2,124,356,213.11) of the Indenture Trustee Notes Guarantee Claim, as of the Petition Date, set forth in the Indenture Trustee Notes Guarantee Proof of Claim, (ii) accrued and unpaid postpetition interest on the Filed Amount at the contract rate through the date on which the Indenture Trustee Notes Guarantee Allowed Claim is satisfied in full (including interest compounded semi-annually) (“Postpetition Interest”) to the extent provided in Section IV.B hereof, (iii) the reasonable fees, costs and expenses of the Ad Hoc ULC1 Noteholders Committee, including, without limitation, the fees, costs and expenses of its U.S. and Canadian counsel and its financial adviser, incurred, and to be incurred, by the Ad Hoc ULC1 Noteholders Committee in connection with the U.S. Cases and the Canadian Cases (all such fees, costs and expenses, collectively, the “Ad Hoc Committee Fees”) in an amount not to exceed US$8 million; and (iv) the reasonable fees, costs and expenses of HSBC, including, without limitation, the fees, costs and expenses of its U.S. and Canadian counsel, incurred, and to be incurred, by HSBC in connection with the U.S. Cases and the Canadian Cases (all such fees, costs and expenses, collectively, the “HSBC Fees”); provided, however, that the allowance of the Indenture Trustee Notes Guarantee Allowed Claim is without prejudice and subject to the U.S. Debtors’ partial objection to the Indenture Trustee Notes Guarantee Proof of Claim filed in the U.S. Cases [Docket No. 3667].

3

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
B. Treatment and Classification of Indenture Trustee Notes Guarantee Claim under Chapter 11 Plan
•	CORPX and the ULC1 Noteholders agree that the Indenture Trustee Notes Guarantee Claim (and the Indenture Trustee Notes Guarantee Allowed Claim, as a multiple of the Filed Amount of the Indenture Trustee Notes Guarantee Claim) are substantially similar to the claims held by other holders of unsecured, funded indebtedness of CORPX that has the benefit of subordination provisions (collectively, as more specifically identified in the accompanying footnote, the “Calpine Senior Notes”).[2] Accordingly, any chapter 11 plan of reorganization (a “Plan”) to be filed, confirmed and consummated by CORPX and/or the U.S. Debtors in the U.S. Cases shall afford to the Indenture Trustee Notes Guarantee Allowed Claim the same treatment (the “Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment”) as shall be afforded to the claims filed against CORPX that arise from the Calpine Senior Notes; provided, however, that the distribution to be made by CORPX in respect of the Indenture Trustee Notes Guarantee Allowed Claim pursuant to such Plan shall not exceed an amount (the “Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount”) equal to the sum of (i) the Filed Amount, plus (ii) the Postpetition Interest, plus (iii) the Ad Hoc Committee Fees, plus (iv) the HSBC Fees. The Plan shall provide that the Ad Hoc Committee Fees and the HSBC Fees shall be paid in full from the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount, on the effective date of the Plan, in the same currency as is distributed in respect of the Indenture Trustee Notes Guarantee Allowed Claim, unless CORPX, in consultation with its official unsecured creditors committee, has determined to pay the Ad Hoc Committee Fees and the HSBC Fees in full, in cash, on the effective date of the Plan as a “substantial contribution” administrative expense under section 503(b) of the Bankruptcy Code. Notwithstanding anything herein to the contrary, for all purposes under a Plan other than distributions (e.g., voting), the amount of the Indenture Trustee Notes Guarantee Allowed Claim shall be deemed to be the Filed Amount.

•	CORPX, in its discretion, may classify the Indenture Trustee Notes Guarantee Allowed Claim under a Plan (i) separately in its own class; (ii) in a class that includes other claims arising from senior, unsecured, funded indebtedness of CORPX; or (iii) otherwise, consistent with the Bankruptcy Code, the Bankruptcy Rules and other applicable law; provided, however, that, in either case, subject to the provisions of the first bullet point of this Section IV.B, the Plan shall provide that the Indenture Trustee Notes Guarantee Allowed Claim shall receive the Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment.
C. Provisions Concerning Entitlement to Postpetition Interest, Application of Distributions, etc.
•	In consideration of the benefits that the U.S. Debtors will realize under the Settlement, CORPX, on behalf of itself and its affiliated U.S. Debtors, acknowledges that each of

[2]	The Calpine Senior Notes comprise the 10.5% Senior Notes due 2006, the 7.625% Senior Notes due 2006, the 8.75% Senior Notes due 2007, the 7.875% Senior Notes due 2008, and the 7.75% Senior Notes due 2009.

4

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
the components of the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount (i.e., the Filed Amount, the Postpetition Interest, the Ad Hoc Committee Fees and the HSBC Fees) are appropriate and reasonable and irrevocably waives the right to object to, contest or challenge the foregoing.

•	In the event that, as a prerequisite to the allowance of the Ad Hoc Committee Fees under the terms of the Settlement, the U.S. Bankruptcy Court requires or requests that the Ad Hoc ULC1 Noteholders Committee file an application with the U.S. Bankruptcy Court seeking an order allowing the Ad Hoc Committee Fees as an administrative expense for “substantial contribution” under section 503(b) of the Bankruptcy Code, CORPX shall support such application filed by the Ad Hoc ULC1 Noteholders Committee and urge the U.S. Bankruptcy Court to grant it and enter such order.

•	CORPX, on behalf of itself and the U.S. Debtors, agrees that any distribution received by HSBC (or a Plan distribution agent), on behalf of HSBC and/or holders of the ULC1 Senior Notes, pursuant to a Plan shall be applied as follows: first, to the HSBC Fees and the Ad Hoc Committee Fees, second, to Postpetition Interest, and third, to the Filed Amount.
D. Assignment by HSBC to CORPX of Indenture Trustee Notes Claim, and Disposition of Certain Other Claims and Interests
•	It is anticipated that, upon approval of the Settlement by the U.S. Bankruptcy Court and the Canadian Court,
•	HSBC shall transfer and assign to CORPX the Indenture Trustee Notes Claim;

•	At CORPX’s election, (i) ULC1 shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX, (a) any claims asserted by ULC1 against the U.S. Debtors (including, without limitation, the ULC1 Common “B” Share Purchase Agreement Claim against QCH and the ULC1 Common “B” Share Purchase Agreement Guarantee Claim against CORPX, plus (b) the ULC1 Security Interest in order that CORPX, or such other denominated entity, may realize upon the CCEL Subscription Agreement Claim against QCH and the CCEL Subscription Agreement Guarantee Claim against CORPX; and/or (ii) CCEL (and ULC1, to the extent of any interest therein) shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX, the CCEL Subscription Agreement Claim against QCH, the CCEL Subscription Agreement Guarantee Claim against CORPX, and any other claims asserted by CCEL for the (in)direct benefit of the ULC1 Noteholders (including, without limitation, CCEL’s approximately $2.1 billion claim against CCRC (as described more particularly in Paragraphs 46 and 47 of the Canadian Monitor’s Fifth Report dated March 30, 2006, the “CCEL CCRC Claim”), and any claims asserted by CCEL against the U.S. Debtors); and/or (iii) CCEL

5

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
(and ULC1, to the extent of any interest therein) shall withdraw, with prejudice, the CCEL Subscription Agreement Claim against QCH, the CCEL Subscription Agreement Guarantee Claim against CORPX, and any other claims asserted by CCEL for the (in)direct benefit of the ULC1 Noteholders (including, without limitation, the CCEL CCRC Claim and any claims asserted by CCEL against the U.S. Debtors); and/or (iv) HSBC shall transfer and assign to CORPX, on behalf of its stakeholders, or to an entity designated by CORPX, the HSBC Canadian Marker Claims.
E. ULC1 Noteholders and CORPX to Negotiate a Plan
•	Nothing herein shall limit the ability of CORPX to propose a Plan or the right of HSBC and/or the ULC1 Noteholders to oppose such Plan or take any action that they deem appropriate in the U.S. Cases that is not inconsistent with the Settlement; provided, however, that the amount of the Indenture Trustee Notes Guarantee Allowed Claim, the Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment, and the right of HSBC, on behalf of the ULC1 Noteholders, to receive, subject to the provisions of Section IV.B hereof, a distribution under a Plan up to the Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount shall be deemed irrevocably resolved for all purposes in accordance with the provisions of this Preliminary Settlement Outline.
F. Marker Claims
•	Upon approval of the Settlement by the U.S. Bankruptcy Court and the Canadian Court, it is anticipated that (i) HSBC shall withdraw the HSBC U.S. Marker Claims with prejudice, (ii) HSBC shall withdraw with prejudice (or transfer and assign to CORPX, on behalf of its stakeholders, or to an entity denominated by CORPX) the HSBC Canadian Marker Claims, and (iii) the Canadian Debtors shall withdraw any marker claims against the U.S. Debtors that in any way are on account of, relate to, or arise from the transactions giving rise to, the ULC1 Senior Notes.
G. Release by CORPX
•	The Plan shall provide that, provided that at least two-thirds in amount and more than one-half in number of the holders of ULC1 Senior Notes actually voting on the Plan shall vote to accept the Plan, CORPX, together with its officers, directors, employees, members, partners, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns, each in their capacity as such (collectively, the “CORPX Releasors”), unconditionally and irrevocably shall release HSBC and all holders of ULC1 Senior Notes, together with their respective officers, directors, employees, members, partners, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns, each in their capacity as such (collectively, the “HSBC/ULC1 Releasees”), of and from any and all claims, actions, causes of action, debts, sums of money or damages of any nature whatsoever, from the beginning of time through and including the effective date of the Plan, whether fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which

6

SUBJECT TO FEDERAL RULE OF EVIDENCE 408
FOR SETTLEMENT PURPOSES ONLY
the CORPX Releasors, or any of them, had, have, or may have against the HSBC/ULC1 Releasees, or any of them, by reason of any act or omission on the part of the HSBC/ULC1 Releasees, or any of them, occurring on or prior to such effective date and relating to the ULC1 Senior Notes, the U.S. Cases, the Canadian Cases, the Plan, the disclosure statement related to the Plan, or the preparation, solicitation, confirmation, consummation and implementation of the Plan.
V. Memorialization and Approval of the Settlement
•	The Parties promptly will negotiate in good faith and enter into a definitive agreement (the “Settlement Agreement”) that memorializes the terms, conditions, covenants and agreements comprising the Settlement.

•	Upon execution and delivery of the Settlement Agreement, the U.S. Debtors shall seek the U.S. Bankruptcy Court’s approval of the Settlement by filing appropriate motion papers with the U.S. Bankruptcy Court pursuant to Rule 9019 of the Federal Rules of Bankruptcy Procedure and Section 105 of the United States Bankruptcy Code, and it is anticipated that the Canadian Debtors will seek the Canadian Court’s approval of the Settlement by filing appropriate motion papers with the Canadian Court pursuant to applicable rules and customary practice.

•	The Settlement is subject to entry by the U.S. Bankruptcy Court and the Canadian Court, respectively, of final, non-appealable orders approving the terms of the Settlement.

THE U.S. DEBTORS		THE AD HOC ULC1 NOTEHOLDERS COMMITTEE

By:	/s/ David Seligman

	David Seligman	By:	/s/ Richard F. Casher

	Kirkland & Ellis		David M. Friedman
	200 East Randolph Drive		Richard F. Casher
	Chicago, Illinois 60601		Kasowitz, Benson, Torres
	Telephone: (312) 861-2000		& Friedman LLP
	Their Attorneys		1633 Broadway
New York, New York 10019
Telephone: (212) 506-1700
Its Attorneys

7

EXHIBIT D
Intercompany Claims (in US Dollars)

CCAA	US
Claim	Bankruptcy			Due From (To)
No.	Claim No.	US Entity	Canadian Entity	CCAA Debtors
3-008		C*Power Inc.	Calpine Canada Power Ltd.	6,430

3-009		Calpine Central L.P.	Calpine Canada Power Ltd.	48,178

	4444	Calpine Construction Mgmt Co, Inc.	Calpine Energy Services Canada Ltd.	(767,443)

1-006	4443	Calpine Corporation	Calpine Canada Energy Finance ULC	181,150,425 *

2-004		Calpine Corporation	Calpine Canada Energy Ltd.	121,343

12-028	4488	Calpine Corporation	Calpine Canada Natural Gas Partnership	1,501,965

3-014	4486	Calpine Corporation	Calpine Canada Power Ltd.	(9,555,629)

12-029	4490	Calpine Energy Services L.P.	Calpine Canada Natural Gas Partnership	1,656,545

	4491	Calpine International Holdings, Inc.	Calpine Canada Natural Gas Partnership	(1,250)

	4487	Calpine International Holdings, Inc.	Calpine Canada Power Ltd.	(1,066,149)

7-008		Calpine International LLC	Calpine Energy Services Canada Ltd.	43

	4492	Calpine International, LLC	Calpine Canada Energy Ltd.	(115,498)

	4485	Calpine International, LLC	Calpine Canada Power Ltd.	(392,954)

	4440	Calpine Power Services, Inc.	Calpine Canada Energy Ltd.	(1,606)

	4447	Calpine Energy Services, LP	Calpine Energy Services Canada Partnership	(70,873,421)

1-011	4442	Quintana Canada Holdings LLC	Calpine Canada Energy Finance ULC	(337,947,146)*

	4441	Quintana Canada Holdings, LLC	Calpine Canada Energy Finance II ULC	(11,626)

	4493	Quintana Canada Holdings, LLC	Calpine Canada Energy Ltd.	(494,746,367)

	4448	Quintana Canada Holdings, LLC	Calpine Canada Resources Company	(155,569,695)

	4447	Calpine Energy Services, LP	Calpine Energy Services Canada Partnership	(23,584,600)**

*	Claims subject to the ULC1 Settlement.

**	Represents an estimated contribution claim based on certain non-resident withholding tax liability, contingent on (i) it becoming an allowed claim in the CCAA Proceedings, (ii) it not being satisfied by distributions in the U.S. Proceedings, and (iii) there being insufficient funds to satisfy it from CESCA. Amount is converted at current rate of exchange (US$1 = C$1.1024).

EXHIBIT E

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
I. Directors’ and Officers’ Indemnity Claims

1.	7/27/2006	4412	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

2.	7/27/2006	4411	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

3.	7/27/2006	4415	Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

4.	7/27/2006	4414	Toby Austin, in his capacity as director and officer of Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

5.	7/27/2006	4417	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
6.	7/27/2006	4416	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

7.	7/27/2006	4469	Calpine Energy Service Canada Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

8.	7/27/2006	4413	Toby Austin, in his capacity as director and officer of Calpine Energy Service Canada Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

9.	7/27/2006	4467	Calpine Canada Resources Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

10.	7/27/2006	4468	Toby Austin, in his capacity as director and officer of Calpine Canada Resources Company.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

11.	7/27/2006	4465	Calpine Canada Power Services Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
12.	7/27/2006	4466	Toby Austin, in his capacity as director and officer of Calpine Canada Power Services Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

13.	7/27/2006	4463	Calpine Canada Energy Finance II ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

14.	7/27/2006	4464	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance II ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

15.	7/27/2006	4510	Calpine Natural Gas Service Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

16.	7/27/2006	4462	Toby Austin, in his capacity as director and officer of Calpine Natural Gas Service Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
17.	7/27/2006	4508	3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

18.	7/27/2006	4509	Toby Austin, in his capacity as director and officer of 3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

19.	7/27/2006	4506	Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

20.	7/27/2006	4507	Toby Austin, in his capacity as director and officer of Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

21.	7/27/2006	4504	Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

22.	7/27/2006	4505	Toby Austin, in his capacity as director and officer of Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
23.	7/27/2006	4502	Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

24.	7/27/2006	4503	Toby Austin, in his capacity as director and officer of Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

25.	7/27/2006	4500	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

26.	7/27/2006	4501	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

27.	7/27/2006	4498	Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

28.	7/27/2006	4499	Toby Austin, in his capacity as director and officer of Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
29.	7/27/2006	4496	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

30.	7/27/2006	4497	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

31.	7/27/2006	4438	Calpine Energy Services Canada Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

32.	7/27/2006	4439	Toby Austin, in his capacity as director and officer of Calpine Energy Services Canada Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

33.	7/27/2006	4436	Calpine Canada Resources Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
34.	7/27/2006	4437	Toby Austin, in his capacity as director and officer of Calpine Canada Resources Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

35.	7/27/2006	4434	Calpine Canada Power Services Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

36.	7/27/2006	4435	Toby Austin, in his capacity as director and officer of Calpine Canada Power Services Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

37.	7/27/2006	4432	Calpine Canada Energy Finance II ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

38.	7/27/2006	4433	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance II ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

39.	7/27/2006	4429	Calpine Natural Gas Services Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
40.	7/27/2006	4431	Toby Austin, in his capacity as director and officer of Calpine Natural Gas Services Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

41.	7/27/2006	4428	3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

42.	7/27/2006	4430	Toby Austin, in his capacity as director and officer of 3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

43.	7/27/2006	4426	Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

44.	7/27/2006	4427	Toby Austin, in his capacity as director and officer of Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

Contingent or Unliquidated Claims Filed by Canadian Entities Which Are Not Released or Withdrawn
	Date						Basis for
	Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Claim	Type
45.	7/27/2006	4424	Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

46.	7/27/2006	4425	Toby Austin, in his capacity as director and officer of Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

47.	7/27/2006	4422	Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

48.	7/27/2006	4423	Toby Austin, in his capacity as director and officer of Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured
Total Amount of D&O Indemnity Claims:					Unknown

EXHIBIT F
Claims Filed In CCAA Proceedings That Have Been Guaranteed By U.S. Debtors

Claim			Amount As Filed
No	Creditor	Debtor	(in Cdn Dollars)
5-028	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Canada Resources Company	52,755,275.86
5-041	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Canada Resources Company	40,980,017.36
7-004	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Energy Services Canada Ltd.	40,980,017.36
7-005	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Energy Services Canada Ltd.	52,755,275.86
8-005	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Energy Services Canada Partnership	40,980,017.36
8-006	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Energy Services Canada Partnership	52,755,275.86
2-007	NOVA Gas Transmission Ltd.	Calpine Canada Energy Limited	36,205,274.42
5-035	NOVA Gas Transmission Ltd.	Calpine Canada Resources Company	36,205,274.42
7-015	NOVA Gas Transmission Ltd.	Calpine Energy Services Canada Ltd.	36,205,274.42
8-012	NOVA Gas Transmission Ltd.	Calpine Energy Services Canada Partnership	36,205,274.42
2-008	TransCanada Pipelines Limited	Calpine Canada Energy Limited	81,129,548.10
5-039	TransCanada Pipelines Limited	Calpine Canada Resources Company	81,129,548.10
7-016	TransCanada Pipelines Limited	Calpine Energy Services Canada Ltd.	81,129,548.10
8-014	TransCanada Pipelines Limited	Calpine Energy Services Canada Partnership	81,129,548.10
5-031	Calpine Power, L.P.	Calpine Canada Resources Company	769,064,345.51	Toll
7-009	Calpine Power, L.P.	Calpine Energy Services Canada Ltd.	769,064,345.51	Toll
8-011	Calpine Power, L.P.	Calpine Energy Services Canada Partnership	769,064,345.51	Toll
3-012	Calpine Power, L.P. and Calpine Power Income Fund	Calpine Canada Power Ltd.	TBD	Trans Fee
3-013	Calpine Power, L.P.	Calpine Canada Power Ltd.	TBD	Heat Rate

EXHIBIT F
Claims Filed In CCAA Proceedings That Have Been Guaranteed By U.S. Debtors

Claim			Amount As Filed
No	Creditor	Debtor	(in Cdn Dollars)
7-014	MIT Power Canada Investment Inc.	Calpine Energy Services Canada Ltd.	TBD
7-018	CM Greenfield Power Corp.	Calpine Energy Services Canada Ltd.	TBD
7-013	MIT Power Canada LP, Inc.	Calpine Energy Services Canada Ltd.	TBD
7-011	Greenfield Energy LP	Calpine Energy Services Canada Ltd.	TBD
6-005	Manufacturers and Traders Trust Co.	Calpine Canada Energy Finance II ULC	668,166,931.80 + interest
1-010	HSBC Bank USA National Association	Calpine Canada Energy Finance ULC	US 2,124,356,213.11 + accruing amounts
2-006	HSBC Bank USA National Association	Calpine Canada Energy Limited	TBD
3-018	HSBC Bank USA National Association	Calpine Canada Power Ltd.	TBD
4-004	HSBC Bank USA National Association	Calpine Canada Power Services Ltd.	TBD
5-032	HSBC Bank USA National Association	Calpine Canada Resources Company	TBD
6-004	HSBC Bank USA National Association	Calpine Canada Energy Finance II ULC	TBD
7-012	HSBC Bank USA National Association	Calpine Energy Services Canada Ltd.	TBD
8-004	HSBC Bank USA National Association	Calpine Energy Services Canada Partnership	TBD
9-002	HSBC Bank USA National Association	3094479 Nova Scotia Company	TBD
10-002	HSBC Bank USA National Association	Calpine Canadian Saltend Limited Partnership	TBD
11-004	HSBC Bank USA National Association	Calpine Natural Gas Services Limited	TBD
12-031	HSBC Bank USA National Association	Calpine Canada Natural Gas Partnership	TBD

EXHIBIT G
Third Party Claims To Be Withdrawn Or Dismissed On A With Prejudice Basis

Claim No	Creditor	Debtor	Amount As Filed
1-010	HSBC Bank USA, National Association	Calpine Canada Energy Finance ULC	TBD	ULC1
2-006	HSBC Bank USA, National Association	Calpine Canada Energy Ltd.	TBD	ULC1
3-018	HSBC Bank USA, National Association	Calpine Canada Power Ltd.	TBD	ULC1
4-004	HSBC Bank USA, National Association	Calpine Canada Power Services Ltd.	TBD	ULC1
5-032	HSBC Bank USA, National Association	Calpine Canada Resources Company	TBD	ULC1
6-004	HSBC Bank USA, National Association	Calpine Canada Energy Finance II ULC	TBD	ULC1
7-012	HSBC Bank USA, National Association	Calpine Energy Services Canada Ltd.	TBD	ULC1
8-004	HSBC Bank USA, National Association	Calpine Energy Services Canada Partnership	TBD	ULC1
9-002	HSBC Bank USA, National Association	3094479 Nova Scotia Company	TBD	ULC1
10-002	HSBC Bank USA, National Association	Calpine Canadian Saltend Limited Partnership	TBD	ULC1
11-004	HSBC Bank USA, National Association	Calpine Natural Gas Services Ltd.	TBD	ULC1
12-031	HSBC Bank USA, National Association	Calpine Canada Natural Gas Partnership	TBD	ULC1
1-012	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Finance ULC	TBD	2nd Lien
2-009	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Ltd.	US $ 3,025,758,604.24 plus TBD	2nd Lien
2-010	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Ltd.	TBD	2nd Lien
3-019	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Power Ltd.	TBD	2nd Lien
4-005	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Power Services Ltd.	TBD	2nd Lien
5-040	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Resources Company	TBD	2nd Lien
6-006	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Finance II ULC	TBD	2nd Lien

EXHIBIT G
Third Party Claims To Be Withdrawn Or Dismissed On A With Prejudice Basis

Claim No	Creditor	Debtor	Amount As Filed
7-017	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Energy Services Canada Ltd.	TBD	2nd Lien
8-015	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Energy Services Canada Partnership	TBD	2nd Lien
9-003	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	3094479 Nova Scotia Company	TBD	2nd Lien
10-003	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canadian Saltend Limited Partnership	TBD	2nd Lien
11-005	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Natural Gas Services Ltd.	TBD	2nd Lien
12-034	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Natural Gas Partnership	TBD	2nd Lien
7-011	Greenfield Energy LP	Calpine Energy Services Canada Ltd.	TBD	Greenfield
7-013	MIT Power Canada LP Inc.	Calpine Energy Services Canada Ltd.	TBD	Greenfield
7-014	MIT Power Canada Investments Inc.	Calpine Energy Services Canada Ltd.	TBD	Greenfield
7-018	CM Greenfield Power Corp	Calpine Energy Services Canada Ltd.	TBD	Greenfield
5-033	Manufacturers and Traders Trust Company, as Indenture Trustee for the 8 7/8% Senior Notes due 2011 and the 8 3/8% Senior Notes due 2008, and on behalf of Calpine Canada Energy Finance II ULC.	Calpine Canada Resources Company	C$ 639,044,000	ULCII
4056	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 8.75% Second Priority Senior Secured Notes Due 2013	Quintana Canada Holdings LLC	US $933,958,967.18	2nd Lien
4057	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 9.875% Second Priority Senior Secured Notes Due 2011	Quintana Canada Holdings LLC	US $402,137,369.40	2nd Lien
4059	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 8.5% Second Priority Senior Secured Notes Due 2010	Quintana Canada Holdings LLC	US $1,192,139,522.73	2nd Lien

EXHIBIT G
Third Party Claims To Be Withdrawn Or Dismissed On A With Prejudice Basis

Claim No	Creditor	Debtor	Amount As Filed
4061	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation Second Priority Senior Secured Floating Rate Notes Due 2007	Quintana Canada Holdings LLC	US $497,539,218.43	2nd Lien
4388	Wilmington Trust Company, as Indenture Trustee for the Holders of Calpine Corporation’s Second Priority Senior Secured Notes for certain Unliquidated Claims	Quintana Canada Holdings LLC	TBD	2nd Lien
3793	Wilmington Trust Company, as Indenture Trustee for the Holders of Calpine Corporation’s Second Priority Senior Secured Notes for certain Unliquidated Claims	Calpine ULC I Holding, LLC	TBD	2nd Lien
5740	HSBC Bank USA, National Association, solely in its capacity as the Successor Indenture Trustee under the Indenture and the Senior Notes (as such terms are defined in the attachment to the Proof of Claim (the “Attachment”)) issued by Calpine Canada Energy Finance ULC (“ULC 1”), on behalf of (a) the Indenture Trustee and holders of Senior Notes, and (b) ULC 1	Calpine Corporation and each of its affiliate Debtors (as defined in the Attachment to the proof of claim)	TBD	ULC1
5742	HSBC Bank USA, National Association, solely in its capacity as the Successor Indenture Trustee under the Indenture and the Senior Notes (as such terms are defined in the attachment to the Proof of Claim (the “Attachment”)) issued by Calpine Canada Energy Finance ULC	Calpine Corporation	US $2,124,356,213.11	ULC1
4074	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation and on behalf of Calpine Canada Energy Finance II ULC	Calpine Corporation	US $549,362, 988.80	ULC2
4221	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation and on behalf of Calpine Canada Energy Finance II ULC	Quintana Canada Holdings LLC	US $549,362,988.80	ULC2
4222	Manufacturers and Traders Trust Company, as Indenture Trustee, for the Holders of the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation	Calpine Corporation	US $213,421,508.67	ULC2

EXHIBIT G
Third Party Claims To Be Withdrawn Or Dismissed On A With Prejudice Basis

Claim No	Creditor	Debtor	Amount As Filed
4223	Manufacturers and Traders Trust Company, as Indenture Trustee, for the Holders of 8 7/8% Senior Notes Due 2011 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation	Calpine Corporation	US $357,995,076.25	ULC2
4224	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation, for its own fees, costs, and expenses	Calpine Corporation	US $838,637.41	ULC2